SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X]   Soliciting Material Pursuant to 14a-12


                           EXTENDED STAY AMERICA, INC.

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                (Name of Registrant as Specified in Its Charter)
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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

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      2. Aggregate number of securities to which transaction applies:

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      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      4. Proposed maximum aggregate value of transaction:

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      5. Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1. Amount Previously Paid:
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

THIS FILING CONSISTS OF A TRANSCRIPT OF A CONFERENCE CALL HELD BY EXTENDED STAY AMERICA, INC. (THE "COMPANY") ON MARCH 8, 2004.

         Certain statements and information included in this document constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied in such forward-looking statements. Additional discussion of factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations is contained in the Company's SEC filings.

         In connection with the proposed merger, the Company will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company at the Securities and Exchange Commission's web site at www.sec.gov. The proxy statement and such other documents may also be obtained for free from the Company by directing such request to the Company,
Attention: Corry Oakes, 100 Dunbar Street, Spartanburg, SC 29306, Telephone:
(864) 573-1615.

         The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning the interests of Company's participants in the solicitation is set forth in the Company's proxy statements and Annual Reports on Form 10-K, as well as the Company's Current Report on From 8-K filed on January 28, 2004 and Current Report on From 8-K filed on June 30, 2003, in each case previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the merger when it becomes available.

CORPORATE PARTICIPANTS
 George Johnson
 Extended Stay America, Inc. - CEO

 Corry Oakes
 Extended Stay America, Inc. - President, COO

 James Ovenden
 Extended Stay America, Inc. - CFO

CONFERENCE CALL PARTICIPANTS
 Brian Egger
 Harris Nesbitt Gerard - Analyst

 Will Marks
 JMP Securities - Analyst

 Bill Crow
 Raymond James & Associates - Analyst

 John Maxwell
 Merrill Lynch - Analyst

 Fred Taylor
 Fleet Securities - Analyst

 Dan Pulitzer
Analyst

 Mark Strom
 Fulcrum Global Partners - Analyst

 Kurt Shulian
 March Partners - Analyst

PRESENTATION

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Operator


Good morning. My name is Chastity (ph) and I will be your conference facilitator. At this time, I would like to welcome everyone to Extended Stay America's acquisition conference call. All lines have been placed on mute to prevent any background noise. After the speakers' remarks, there will be a question-and-answer period. (OPERATOR INSTRUCTIONS) Thank you. Mr. Johnson, you may begin your conference.


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 George Johnson  - Extended Stay America, Inc. - CEO


 Thank you, Chastity. Welcome, everyone. We are pleased to announce that Extended Stay America signed a definitive agreement to be acquired by the Blackstone Group for $19.625 per share in cash. The purchase price represents a premium of 24.1 percent to Friday's closing and 24.4 percent to the Company's high closing price over the last 12 months. While we are optimistic about the future business prospects of the Company, we believe that the $19.625 per share offer price and the implied premium are in the best interests of our shareholders, particularly at a time when most lodging companies, including ESA, are trading at or near 52-week highs and at or near all-time high trading multiples. Upon closing the transaction, we will have delivered total returns to our long-term shareholders who bought into the IPO of 204 percent.

The Board of Directors unanimously approved the merger agreement in a special meeting on Friday, at which Morgan Stanley rendered a fairness opinion to the Board. The transaction is subject to stockholder approval and certain other customary conditions, and is expected to be completed during the second quarter 2004. Both ESA and Blackstone want to close the transaction as quickly as possible.

The merger agreement will be filed later today, but we want to highlight a number of key provisions in the agreement. ESA will continue to pay its regular quarterly dividend of 4 cents per share until closing. The agreement contains limited customary closing conditions including stockholder approval. Blackstone has secured a financing commitment from Bear Stearns and Bank of America for $2.662 billion. It is important to note that there is no financing contingency in the merger agreement, although there is a limited condition based on severe market disruption events.

All of the Company's bank debt will be repaid at closing. The Company intends to solicit consents and commence tender offers for our existing senior subordinated notes prior to closing. However, such consent solicitations and tender offers have not been commenced and will only be made through the appropriate documentation, which will be distributed to note holders. Details will be made available in due course. The agreement contains a $50 million termination fee that would be payable to Blackstone under certain circumstances, and a $50 million fee that would be payable from Blackstone to ESA if the transaction is not consummated due to certain other circumstances. Additional details will be set forth in the merger agreement, which I repeat will be filed later today and available to each of you.

We are pleased to report that Blackstone plans to maintain the headquarters operations of Extended Stay America in Spartanburg, South Carolina. Homestead Studio Suites, another Blackstone holding which currently owns and operates 132 Extended Stay hotels, will oversee management of the Extended Stay America hotel portfolio. There are currently no plans to rebrand Extended Stay America properties. Transition plans between Blackstone and ESA are currently underway, and we look forward to working together during this transition period. While there will be likely some changes in staffing, the parties anticipate that some members of ESA's existing management team and employees will play a significant role in the management of the Company going forward.

On a more personal note, I want to thank all of our employees and leaders who have built this Company from scratch into such a formidable hotel operation, and whom I believe will continue to build on the success of our operations well into the future. As I told them Friday, this is not the end but the beginning. I would also like to thank our investors, you, and stakeholders, who have supported our efforts over time, and I trust you will be pleased with the terms of this transaction. I have with me Jim Ovendon and Corry Oakes, our President -- Jim, our CFO, for any questions that you might have. Let's open up to questions. Thank you very much.

QUESTION AND ANSWER



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Operator


 Thank you. (OPERATOR INSTRUCTIONS) Brian Egger with Harris Nesbitt.


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 Brian Egger  - Harris Nesbitt Gerard - Analyst


 Good morning. Congratulations. I just wanted to get some sense if you can discuss at all potential capital spending plans or -- I don't know if you can discuss this or it will be discussed in the actual document filed later today, but general plans for capital spending, new building, whether or not Blackstone has a different view with respect to the new construction plans of the company?


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 Corry Oakes  - Extended Stay America, Inc. - President, COO


 Brian, Blackstone will complete the 10 hotels that are under construction currently. The sites that are under contract will be reviewed at a later date and they will make decisions based on that review.


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 Brian Egger  - Harris Nesbitt Gerard - Analyst


 Okay, thank you.


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Operator


 Will Marks with JMP Securities.


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 Will Marks  - JMP Securities - Analyst


 Thank you. Good morning, everyone. I wanted just to ask you about if there are any other bidders, if you can address that all, and also if management has shown any interest in doing your own buyout of the Company?


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 George Johnson  - Extended Stay America, Inc. - CEO


 Well, there were no other bidders, and management is not interested in doing our own buyout of the Company. We're very happy to be able to do this transaction with Blackstone. We are very comfortable with the price, as I outlined in our opening statement.


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 Will Marks  - JMP Securities - Analyst


 Okay, thank you.

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Operator


 Bill Crow with Raymond James.


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 Bill Crow  - Raymond James & Associates - Analyst


 Good morning, George. Congratulations. When you say there were no other bidders, is it fair to say the deal wasn't shopped at all, that it was strictly between yourselves and Blackstone?


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 George Johnson  - Extended Stay America, Inc. - CEO


 That's correct. In our fairness opinion, we got an absolute high range, and we believe that the cash option and implied premium are in the best interest of the shareholders, particularly as I outlined, Bill, when we are trading at the levels we are today. And we are very comfortable with the price and we are comfortable with Blackstone.


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 Bill Crow  - Raymond James & Associates - Analyst


 Okay, great. Thanks, George. Congratulations again.


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Operator


 Thank you. (OPERATOR INSTRUCTIONS) John Maxwell with Merrill Lynch.


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 John Maxwell  - Merrill Lynch - Analyst


 Just wanted to clarify. You mentioned consent and tendering. Is that for both the sub-debt issues?


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Unidentified Company Representative


 Yes, that will be for both '08 and the 'lls.


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 John Maxwell  - Merrill Lynch - Analyst


 And then refinancing all the bank debt, obviously, right?


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Unidentified Company Representative


 That is correct.


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Operator


 Fred Taylor (ph) with Fleet Securities.


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 Fred Taylor  - Fleet Securities - Analyst


 I had the same question as the last person, but have you decided on tender prices for the bonds yet?


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 George Johnson  - Extended Stay America, Inc. - CEO


 Fred, all that will be disclosed at the appropriate time.


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 Fred Taylor  - Fleet Securities - Analyst


 Okay, thank you.


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Operator


 Dan Pulitzer (ph) with Taylorson (ph) Capital.


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 Dan Pulitzer Analyst


 Actually, it's been answered. Thanks very much.


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Operator


 Mark Strom (ph) with Fulcrum Global Partners.


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 Mark Strom  - Fulcrum Global Partners - Analyst


 What will current ESA managements' role be in the Company going forward? Are there sort of noncompetes in-place?


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 George Johnson  - Extended Stay America, Inc. - CEO


 Mark, Blackstone is still working through their merger integration plans, and all of that will be announced at the appropriate time. We anticipate some members of the team continue to be involved, but they are still working through those plans. They obviously -- we have duplicate functions that we don't need, that Blackstone would not need two of the same functions, so there will be changes.


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 Mark Strom  - Fulcrum Global Partners - Analyst


 Okay, thank you.


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Operator


 Kurt Shulian (ph) with the March (ph) Partners.

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 Kurt Shulian  - March Partners - Analyst


 I was just wondering are you still expecting to pay the May dividends?


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 George Johnson  - Extended Stay America, Inc. - CEO


 Yes, we are.


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 Kurt Shulian  - March Partners - Analyst


 Okay, thank you.


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Operator


 At this time, there are no further questions.


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 George Johnson  - Extended Stay America, Inc. - CEO


 Thank you very much, Chastity.


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Operator


 Thank you. Thank you for joining today's acquisition conference call. You may now disconnect.